GREENWICH STREET SERIES FUND
on behalf of the Prospectus containing
Equity Index Portfolio

Supplement dated October 21, 1998 to
Prospectus dated April 30, 1998


The following information supplements and should be read in conjunction with the information contained on the cover page of the Prospectus containing the Equity Index Portfolio:

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.









FD 01562
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